UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 6, 2019

Cheniere Corpus Christi Holdings, LLC
(Exact name of registrant as specified in its charter)

Delaware			333-215435	47-1929160
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street	,	Suite 1900
Houston	,	Texas		77002
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code:			(713)	375-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Third Supplemental Indenture
On September 6, 2019, Cheniere Corpus Christi Holdings, LLC (the “Company”) entered into a third supplemental indenture (the “Third Supplemental Indenture”) to the indenture, dated as of May 18, 2016 (the “Base Indenture,” as supplemented by the First Supplemental Indenture, dated as of December 9, 2016 and the Second Supplemental Indenture, dated as of May 19, 2017, the “Indenture”), by and among the Company, the guarantors party thereto from time to time and The Bank of New York Mellon, as Trustee under the Indenture (the “Trustee”). The Third Supplemental Indenture was effective immediately upon its execution by the Company and the Trustee and amends the Indenture to maintain an existing covenant limiting the Company’s ability to merge, sell or lease all or substantially all of the Company’s assets that was set to fall away once the notes received an investment grade credit rating and thereby provides the noteholders with additional protections.
The foregoing description of the Third Supplemental Indenture is qualified in its entirety by reference to the full text of the Third Supplemental Indenture, which is filed as Exhibit 4.1 hereto, and is incorporated by reference herein. The foregoing description of the Indenture is qualified in its entirety by reference to the full text of the Indenture, which is incorporated by reference herein. A copy of the Base Indenture was filed as Exhibit 4.1 to the Current Report dated May 18, 2016, filed by Cheniere Energy, Inc. on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

Exhibit No.	Description
4.1
Third Supplemental Indenture, dated as of September 6, 2019, among Cheniere Corpus Christi Holdings, LLC, as issuer, Corpus Christi Liquefaction, LLC, Cheniere Corpus Christi Pipeline, L.P. and Corpus Christi Pipeline GP, LLC, as guarantors, and The Bank of New York Mellon, as trustee.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE CORPUS CHRISTI HOLDINGS, LLC

Date:	September 12, 2019	By:	/s/ Michael J. Wortley
		Name:	Michael J. Wortley
		Title:	President and Chief Financial Officer